UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2025
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 28, 2025, LanzaTech Global, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 222,579,099 shares of capital stock representing 241,939,135 votes, or approximately 89% of the total voting power of the shares entitled to vote, were represented at the Annual Meeting in person or by proxy.
As detailed in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2025 (as supplemented by the proxy supplement filed with the SEC on July 17, 2025, the “Proxy Statement”), as of the close of business on June 3, 2025, the record date (the “Record Date”) for the Annual Meeting, there were (i) 231,964,989 shares of the Company’s common stock (“Common Stock”) issued and outstanding for which holders were entitled to 231,964,989 aggregate votes and (ii) 20,000,000 shares of Series A Convertible Senior Preferred Stock (“Preferred Stock”) issued and outstanding for which holders were entitled to 39,360,036 aggregate votes (other than with respect to the second voting requirement for Proposal 6 (as defined below), for which the holders of Preferred Stock were entitled to 20,000,000 aggregate votes with respect to such shares). The Common Stock together with the Preferred Stock is referred to herein as “Voting Stock.”
Stockholders voted on the following ten proposals at the Annual Meeting, all of which are described in the Proxy Statement, and cast their votes as described below:
Proposal 1 – Election of Class II Directors
Stockholders approved the election of each of the Company’s two Class II director nominees to hold office until the 2028 Annual Meeting of Stockholders of the Company and until his or her successor is elected or appointed (“Proposal 1”). The affirmative vote of a plurality of the voting power of the outstanding shares of Voting Stock entitled to vote thereon, voting together as a single class, was required to elect each of Ms. Byrne and Mr. Fezzani. Broker non-votes had no effect on the outcome of Proposal 1. The results of the voting were as follows:

Barbara Byrne

	For	Withheld	Broker Non-Votes
Voting Stock	190,206,969	42,923,046	8,809,120

Reyad Fezzani

	For	Withheld	Broker Non-Votes
Voting Stock	196,832,621	36,297,394	8,809,120

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
Stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (“Proposal 2”). The affirmative vote of a majority of the votes cast by the holders of Voting Stock present in person, including by means of remote communication, or represented by proxy and entitled to vote thereon, voting together as a single class, was required to approve Proposal 2. Abstentions were not considered votes cast and had no effect on the outcome of Proposal 2. There were no broker non-votes for Proposal 2 as it was a routine matter. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting Stock	206,613,658	34,691,074	634,403	-

Proposal 3 – Advisory Vote to Approve the Compensation of Our Named Executive Officers
Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”). The affirmative vote of a majority of the votes cast by the holders of Voting Stock present in person, including by means of remote communication, or represented by proxy and entitled to vote thereon, voting together as a single class, was required to approve Proposal 3. Abstentions and broker non-votes were not considered votes cast and had no effect on the outcome of Proposal 3. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting Stock	167,537,065	64,809,703	783,247	8,809,120

Proposal 4 – Increased Authorized Share Proposal
Stockholders approved the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 600,000,000 to 2,580,000,000 (“Proposal 4”). Approval of Proposal 4 required that the votes cast “for” Proposal 4 exceed the votes cast “against” Proposal 4 by (i) the holders of Voting Stock entitled to vote thereon and (ii) the holders of Common Stock entitled to vote thereon, voting as a separate class. Abstentions and broker non-votes were not considered votes cast and had no effect on the outcome of Proposal 4. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting Stock	178,945,225	36,541,088	17,643,702	8,809,120
Common Stock	139,585,189	36,541,088	17,643,702	8,809,120

Proposal 5 – Split-Related Proposals
Stockholders approved the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock, at a ratio of 100-for-1 with respect to the issued and outstanding Common Stock and a corresponding decrease to the authorized number of shares of Common Stock (and, as a result, a reduction in the total authorized shares of common stock) (“Proposal 5”). Approval of Proposal 5 required that the votes cast “for” Proposal 5 exceed the votes cast “against” Proposal 5 by (i) the holders of Voting Stock entitled to vote thereon and (ii) the holders of Common Stock entitled to vote thereon, voting as a separate class. Abstentions were not considered votes cast and had no effect on the outcome of Proposal 5. There were no broker non-votes for Proposal 5 as it was a routine matter. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting Stock	204,947,219	35,992,002	999,914	-
Common Stock	165,587,183	35,992,002	999,914	-

Proposal 6 – Action by Written Consent Proposal
Stockholders did not approve the amendment to the Company’s Certificate of Incorporation to enable stockholders who comply with the applicable requirements and procedures set forth in the Company’s Certificate of Incorporation to act by written consent (“Proposal 6”). Approval of Proposal 6 required the affirmative vote of the holders of (i) a majority in voting power of the outstanding shares of Voting Stock entitled to vote thereon, voting together as a single class and (ii) at least sixty-six and two-thirds percent (66 2∕3%) of the outstanding shares of Voting Stock entitled to vote thereon, voting together as a single class. For purposes of the second voting requirement for Proposal 6 only each stockholder of record of Preferred Stock was entitled to cast one vote per share of Preferred Stock, as reflected in the results presented below.

Abstentions and broker non-votes had the same effect as a vote “Against” Proposal 6. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting Stock*	152,977,184	60,476,877	315,918	8,809,120
*Reflects 20 million total votes cast by holders of Preferred Stock.

Proposal 7 – Par Value Proposal
Stockholders approved the amendment to the Company’s Certificate of Incorporation to decrease the par value of the Common Stock from $0.0001 to $0.0000001 per share (“Proposal 7”). Approval of Proposal 7 required the affirmative vote of the holders of (i) a majority in voting power of the outstanding shares of Voting Stock entitled to vote thereon, voting together as a single class and (ii) a majority in voting power of the outstanding shares of Common Stock entitled to vote thereon, voting as a separate class. Abstentions and broker non-votes had the same effect as a vote “Against” Proposal 7. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting Stock	171,297,324	44,072,083	17,760,608	8,809,120
Common Stock	131,937,288	44,072,083	17,760,608	8,809,120

Proposal 8 – Nasdaq Listing Rule 5635(b) Proposal
Stockholders approved the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock, the exercise of a Warrant (as defined in the Proxy Statement) and in connection with a potential Financing (as defined in the Proxy Statement), which issuances, independently or if taken together, would be in excess of 19.9% of the Company’s outstanding shares of Common Stock and may be deemed a “change of control” under Nasdaq Listing Rule 5635(b) (“Proposal 8”). Approval Proposal 8 required the affirmative vote of a majority of the votes cast. The holders of Preferred Stock could not vote Proposal 8 in their capacity as such. Abstentions and broker non-votes were not considered votes cast and had no effect on the vote for Proposal 8. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Common Stock	131,061,107	44,933,773	17,775,099	8,809,120

Proposal 9 – Nasdaq Listing Rule 5635(d) Proposal
Stockholders approved the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock, the exercise of a Warrant and in connection with a potential Financing, which issuances, independently or when taken together, would be in excess of 19.9% of the Company’s outstanding shares of Common Stock. (“Proposal 9”). Approval of Proposal 9 required the affirmative vote of a majority of the votes cast. The holders of Preferred Stock could not vote on Proposal 9 in their capacity as such. Abstentions and broker non-votes were not considered votes cast and had no effect on the vote for Proposal 9. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Common Stock	130,901,302	44,853,462	18,015,215	8,809,120

Proposal 10 – Adjournment Proposal

Stockholders approved one or more adjournments of the Annual Meeting to a later date or dates if deemed by the Chairperson of the meeting to be necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve any of the Proposals at the time of the Annual Meeting or any adjournment or postponement thereof, or if there was not a quorum (“Proposal 10”). Approval of Proposal 10 required the affirmative vote of the voting power of the shares of Voting Stock present, including by means of remote communication, or represented by proxy and entitled to vote on the Adjournment Proposal. Abstentions had the same effect as a vote “Against” Proposal 10. There were no broker non-votes for Proposal 10 as it was a routine matter. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting Stock	195,110,263	45,446,569	1,382,303	-

No adjournment of the Annual Meeting to a later date or dates was deemed to be necessary or appropriate and, accordingly, the Annual Meeting was not adjourned and proceeded to conclusion.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2025

LANZATECH GLOBAL, INC.

By:	/s/ Amanda Koenig Fuisz
Name:	Amanda Koenig Fuisz
Title:	Interim General Counsel